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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 22, 1999


                                 Synopsys, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-19807                    56-154236
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


         700 East Middlefield Road, Mountain View, California 94043-4033
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 962-5000
                                                          ---------------


                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

        On April 22, 1999, the Company issued a press release announcing its financial results for the quarter ended April 3, 1999. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits.

             Exhibit No.                  Description
             -----------                  -----------
                99.1    Press release of the Company, dated April 22, 1999,
                        relating to the financial results for the quarter ended
                        April 3, 1999.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYNOPSYS, INC.



Dated:  April 22, 1999                  By: /S/ STEVEN K. SHEVICK
                                            ------------------------------------
                                            Steven K. Shevick
                                            Assistant Corporate Secretary



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                                  EXHIBIT INDEX

             Exhibit No.                  Description
             -----------                  -----------
                99.1    Press release of the Company, dated April 22, 1999,
                        relating to the financial results for the quarter ended
                        April 3, 1999.